P A C I F I C O A K S O R ( B V I ) H o l d i n g s L T D Capital Market Presentation Update Based on Q2-2024 Reports -September 2024- Office Multifamily Single Family Rentals Hotel Land Exhibit 99.1

2 Disclaimer This presentation represents an English translation provided for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail. This presentation does not constitute an offer of securities by Pacific Oaks SOR (BVI) Holdings Ltd (hereinafter: the "Company") to the public and should not be construed as an offer of securities to the public. This presentation is a principled and marketing presentation by the Company. The information contained in this presentation and any other information that will be provided during the presentation of the presentation (hereinafter: the “Information") does not constitute a recommendation or opinion of an investment advisor or a tax advisor. Information is provided in summary form only. Investments in Company’s securities generally carries risk. It should be taken into account that past data does not necessarily indicate future performance. The purchase of Company’s securities requires a thorough study of its financial statements and the information published by the Company and their analysis from legal, accounting, taxation and economic perspectives. Information contained in this presentation may be deemed to be presented in a manner which differs from that in which it was presented in Company's reports, however, it may be calculated using data included in said reports. Also, the following information is being presented in this presentation for the first time: annualized NOI data (as noted in slide 3), NAV breakdown by property type and a graphical representation of Debenture Balance – Bond Coverage (as noted in slide 5), a graphical representation of the growth of the residential component in Company’s property portfolio by equity (as stated in slide 6), a portion of Sale Price, Investment Cost Basis and Sale Price vs Cost Basis figures (as noted in slide 7), Company’s plans regarding potential sale transactions identified by the Company in its properties, in addition to those pertaining to the Park Highlands lands and Lofts at NoHo (as noted in slide 8), a portion of historical data pertaining to the acquisition of the Park Highland lands (as noted in slide 9), recapitalization economic figures for the 110 William property (as noted in slide 11), a portion of the breakdown of Company’s debt (as noted in slides 12 and 13); gross profit data by property and operating segment as of June 30, 2024 (as noted in slide 15); occupancy rates for Company’s property portfolio for the most recent five quarters (as noted in slide 16), as well as debt balances, fair values and LTVs for Company’s properties as of June 30, 2024, along with Company’s securities holdings as of June 30, 2024 (as noted in slide 17-19). The information below constitutes "forward-looking information" as the term is defined in the Securities Law (1968) (hereinafter: the "Information"): projected schedules for closing the Park Highland land sales, income and cash flows to be generated from these (as noted in slide 5, 8 and 9), projected and potential targets set by the Company for potential sales it has identified among its properties, including transactions for the sale of the Park Highlands lands and Loft at NoHO and residential homes in the Pacific Oak Residential Trust (as noted in slides 10 and 11), as well as an amortization schedule for future debts as of June 30, 2024. Information regarding transactions for the sale of the Park Highlands lands and the Lofts at NoHo property, including closing dates, the fact of their closing and income and cash flows to be generated from them are based on the aforementioned sale agreements and ongoing discussions with the buyers. The aforementioned information may not materialize should adverse changes impact the real estate market in the area in which the property is located, due to a failure of the conditional terms for closing the agreements to materialize, as well as due to the materialization of the risk factors set forth in Section 1.18 of Part A of Company’s 2023 Periodic Report. Information regarding potential sale transactions, further to those pertaining to the Park Highlands land, is based on information and calculations prepared by the Company as well as discussions with potential buyers which may not materialize or may only partially materialize due to changes in the economic environment in which Company’s properties are located and the materialization of the risk factors set forth in Section 1.18 of Part A of the 2023 Periodic Report. Information regarding the commencement of the lease of the 110 William tenant is based on the property lease agreement and progress in leasehold improvements undertaken on behalf of the tenant, as well as financial calculations prepared by the Company based on the aforementioned. The aforementioned may not materialize or may only partially materialize due to changes in the economic environment in which the property is located, delays in completing the leasehold improvements, and the materialization of the risk factors set forth in Section 1.18 of Part A of the 2023 Periodic Report. Information regarding projected and potential targets set by the Company for financing agreements as well as future amortization schedules in Company’s properties is based on the terms of the loan agreements, calculations prepared by the Company and ongoing discussions between the Company and lenders, and its experience in this field. The aforementioned may not materialize or may partially materialize should the aforementioned discussions with lenders fail to develop, due to adverse impacts of inflation trends and a higher Federal Funds Rate as noted in Section 1.6.8 of Part A of the 2023 Periodic Report, due to adverse changes in the real estate market in the area in which the properties are located and due to the materialization of the risk factors set forth in Section 1.18 of Part A of the 2023 Periodic Report.

3 About Pacific Oak Multifamily: 1180 Raymond Boulevard, Newark, NJ Pacific Oak Group was established by Keith Hall and Peter McMillan III. Its professional advisory company, Pacific Oak Capital Advisors, serves as advisor to Pacific Oak SOR (BVI) Holdings LTD (“the Company”), advisor to the Company’s parent Pacific Oak Strategic Opportunity REIT which is a public non-traded REIT in the U.S., and U.S. asset manager for Keppel Pacific Oak US REIT (“KORE”) which is a publicly traded REIT on the main board of the Singapore Exchange Securities Trading Limited (SGX-ST). The group has approximately $4 billion of real estate assets under management. Company Figures as of Q2-2024: Shareholder Equity: $655M Net Debt to Net Cap: 64.2%(1) Annualized NOI(2): $56.6M (Annualized NOI for consolidated investments) ; $59.6M (Annualized NOI including the Company’s share of unconsolidated joint venture properties) S&P Maalot Bond B and D rating is ilAA- , Bond C Rating ilAA (first position) Strong track record in the Israel Capital Market - The first bonds in the Israeli Market were issued more than 8 Years ago. The group has been a public (non-traded) REIT in the U.S since 2010. (1) Based on the Statement of Financial Position as of June 30, 2024, and the calculation methodology for the net debt to net cap ratio in the Series B bond indenture. (2) NOI is the Q2 2024 amount, annualized. Amounts are adjusted for the Company’s share of consolidated and unconsolidated joint venture properties.

4 The Group Regulatory Compliance (1) U.S. financial industry’s self-regulatory organization that regulates the activities of brokerage firms and stockbrokers. It is responsible for overseeing and enforcing compliance with U.S. securities laws and regulations, as well as promoting transparency and fairness in the U.S. financial industry. (2) A leading securities and derivatives exchange in Asia, based in Singapore. U.S. Securities and Exchange Commission (“SEC”) Pacific Oak Strategic Opportunity REIT Financial Industry Regulatory Authority (“FINRA”)(1) Pacific Oak Capital Markets Israel Securities Authority (“ISA”) Pacific Oak SOR (BVI) Holdings LTD Singapore Exchange Securities Trading Limited(2) Keppel Pacific Oak US REIT (“KORE”) Pacific Oak Group’s companies are subject to the oversight and rules of multiple regulatory bodies including:

5 Bond Coverage(1), as of June 30, 2024 % of Total June 2024 Value ($000’s)(2)Bond Coverage 4.1%$ 40,424 Cash & Cash Equivalents 3.7%39,014Restricted Cash(3) 0.8%8,598Equity Securities 8.6%$ 88,036Subtotal – Liquidity 24.8%$ 252,651Equity Value in Land Under Sale Contract(2), (4) 28.8%294,227Equity Value in Residential (SFR & Apartments)(2) 13.2%134,789Equity Value in 110 William(2) 24.4%249,089Equity Value in Office (Excl. 110 William)(2) 6.2%62,848Equity Value in Other Properties(2), (5) 97.4%$ 993,604Subtotal – Equity Value in Properties (6.0%)(61,482) Other Assets/(Liabilities), net (6) 100.0%$ 1,020,158Total – Bond Coverage Value (Owner’s Net Equity + Bonds Net) (1) Owner’s net equity plus bonds net, divided by bond principal. Figures are as of June 30, 2024, and do not reflect subsequent events like the Series D bond expansion in August 2024. (2) Using figures reflected in the Statement of Financial Position, including for Q&C Hotel which is carried in the Statement of Financial Position on a depreciated cost basis in accordance with International Financial Reporting Standards rather than fair value. Equity value in properties is calculated as the property value, less secured debt principal balance, adjusted for the Company’s share of joint venture properties. (3) Consists of $9.6 million reserve for the Series B principal amortization due in January 2025, $9.2 million reserve for Series B, C & D interest and expenses, $5.3 million for Park Highlands development obligations, and $14.9 million for other items including lender required reserves. (4) Represents the Park Highlands land, which is all under sale contract as of June 30, 2024. Of the Company’s approximately 517 developable acres of Park Highlands land, (i) approximately 122 developable acres is under a sale contract according to which the Company holds a $9.5 million non-refundable deposit and the expected closing is in October 2024 and (ii) approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and according to which the expected closings are in November 2024 and November 2025 contingent upon satisfaction of certain conditions. (5) Reflects equity values of $28.4 million for 210 W. 31st Street (a redevelopment project in New York, NY), $21.2 million for the Richardson developable land, and $13.3 million for the Q&C Hotel. (6) Total of other assets and liabilities in the Statement of Financial Position, which, combined with the liquidity and equity values in properties presented previously, equals the bond coverage value (owner’s equity plus bond principal). The bond principal is paid in 3 equal payments between the years 2026-2024 Liquidity, $88,036 Equity in Land Under Sale Contract, $252,651 Equity in Residential Properties, $294,227 Equity in 110 William, $134,789 Equity in Offices (Excl. 110 William) $249,089 Equity in Other Properties, $62,848 Other Assets/(Liabilities), ($61,482) $377,391 ($100,000) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 Bond Coverage Bond Principal Bond Coverage(1), as of June 30, 2024

6 Portfolio Strategic Shift, to SFR & Apartments(1) (1) Figures reflect the Company’s equity values, calculated for properties as property estimated fair value less secured debt principal and net of minority interests in consolidated and unconsolidated joint ventures. As of Sep. 30th, 2015 (the financial figures prior to the Bond A offering) As of June 30, 2024 The Company’s strategy is to continue this shift in the coming years. 13.4% 24.9% 29.4% 30.2% 1.3% 0.9%

Successful Long Term Track Record in Value Creation

The Company's strategies have been validated by its strong track record of realized value growth. The Company's property sales have generated $436 million of profit relative to its cost basis, representing a 30% unlevered realized gain over the cost basis. Consistent with the prior years, the Company will continue in the future to sell properties when they have reached their potential.

Company's Disposition History

Property	Acquisition Date	Disposition Date	Sq. Ft.	Sale Price, net [1]	Cost Basis at Sale [2]	Sale Price vs. Cost Basis
Roseville [3]	Jun-11	Multiple	113,341	$ 7,989,000	$ 6,022,930	$ 1,966,070
Richardson Portfolio [3]	Nov-11	Multiple	293,887	38,592,133	25,983,292	12,608,841
Powers Ferry Landing (6151 & 6201 Bldgs) [3]	Sep-12	Oct-13	246,475	18,540,128	11,856,283	6,683,845
Village Overlook [3]	Aug-10	Aug-14	34,830	1,485,000	2,536,236	(1,051,236)
1635 N. Cahuenga [3]	Aug-11	Mar-15	34,666	16,389,000	8,857,643	7,531,357
Academy Point [3]	Nov-10	Sep-15	92,099	3,500,000	4,599,826	(1,099,826)
50 Congress Street [3]	Jul-13	May-17	179,872	78,784,521	55,181,314	23,603,206
SREIT (11 Properties) [4]	Multiple	Nov-17	3,103,313	795,385,695	670,876,898	124,508,797
Central Building	Jul-13	Jul-18	193,968	67,351,484	39,873,064	27,478,420
Westpark Portfolio	May-16	Nov-18	782,035	166,424,343	144,668,958	21,755,386
Bedford	Jan-14	Jan-19	49,220	43,786,766	41,415,046	2,371,720
Burbank	Dec-12	Jul-19	39,035	25,900,000	18,806,736	7,093,264
125 John Carpenter	Sep-17	Nov-19	445,317	99,557,239	88,900,923	10,656,316
City Tower	Mar-18	Jul-21	435,177	146,889,055	163,657,096	(16,768,041)
Springmaid Beach Resort	Dec-14	Sep-22	N/A	91,000,000	69,521,367	21,478,633
Madison Square School Building	Oct-17	May-23	31,842	6,400,000	2,623,240	3,776,760
Pacific Oak Residential Trust (274 Homes)	Multiple	Multiple	N/A	37,158,285	31,544,767	5,613,518
Park Highlands	**Multiple**	**Multiple**	**N/A**	**235,122,102**	**56,874,617**	**178,247,485**
Total			**6,075,077**	**$ 1,880,254,751**	**$ 1,443,800,238**	**$ 436,454,513**

PACIFIC OAK

(1) Equals the sale price, net of seller concessions, without adjustment for joint venture partners' share of joint ventures. Excludes selling costs and fees.
(2) Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners' share of joint ventures. Excludes depreciation recorded on the books. For Springmaid Beach Resort, the cost basis reflects the acquisition price paid to the third-party seller by Pacific Oak Strategic Opportunity REIT II ("SOR II"), not the purchase price allocation booked by the Company upon its merger with SOR II, so as to demonstrate the performance achieved by the Company's Advisor.
(3) Properties were sold prior to the Company's initial bond offering on TASE in March 2016.
(4) Reflects the sale of 11 properties to subsidiaries of Keppel-KBS US REIT, a then newly formed Singapore real estate investment trust (the "SREIT") which was listed on the Singapore Stock Exchange. The SREIT has been renamed Keppel Pacific Oak US REIT.

7

Asset Sales & Financings, to Manage Liquidity

The Company has approximately 81,200,000 ILS left to fund for the Series B payment due January 2025 ($22,037,000 USD [(2)]), following its successful Series D expansion in August 2024 (298,960,000 ILS par value), and then has 388,179,363 ILS due for the Series B payoff in January 2026 ($105,349,000 USD [(2)]) .

The Company plans to generate liquidity over the remainder of 2024 and 2025 from (i) selling properties and/or partial interests therein, (ii) extending the maturing debt, and (iii) pursuing opportunities for new debt.

The Company's plan for property sales is as follows, though additional sales could be pursued including from Pacific Oak Residential Trust[(1)]:

		2024: Equity Proceeds [(3)] (After Series C)	2025: Equity Proceeds [(3)] (After Series C)	TOTAL, 2024 & 2025: Equity Proceeds [(3)] (After Series C)
(i)	**Under Sale Contract**			
	Park Highlands Village 2 (Est. Closings Nov. 2024 & Nov. 2025) [(1)]	$ 45,300,000	$ 72,800,000	$ 118,100,000
	Park Highlands Village 1 PH 4 (Est. Closing Oct. 2024) [(1)]	43,000,000	-	43,000,000
	Park Highlands Village 1 PH 4 Buyer Deposit Credit [(1)]	(9,500,000)	-	(9,500,000)
	Lofts at NoHo Commons	21,600,000	-	21,600,000
	Pacific Oak Residential Trust (47 Homes)	6,100,000	-	6,100,000
	Subtotal - Under Sale Contract	**106,500,000**	**72,800,000**	**179,300,000**
(ii)	**Other Sales Planned for Second Half of 2024**	**51,200,000**	**-**	**51,200,000**
(iii)	**Potential Sales Targets**			
	Office Properties	-	100,000,000	100,000,000
	Other Properties	-	80,000,000	80,000,000
	Subtotal	**-**	**180,000,000**	**180,000,000**
	TOTAL	**$ 157,700,000**	**$ 252,800,000**	**$ 410,500,000**

(1) All of the Park Highlands land is under sale contract as of June 30, 2024. Of the approximately 517 developable acres, (i) approximately 122 developable acres is under a sale contract according to which the Company holds a $9.5 million non-refundable deposit and the expected closing is in October 2024 and (ii) approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and according to which the expected closings are in November 2024 and November 2025 contingent upon satisfaction of certain conditions.
(2) Using the FX rate of 3.6847 ILS/USD as of market close August 20, 2024 which was the most recent issue date of the Series D bonds.
(3) Using the property values reflected in the Statement of Financial Position, except for Q&C Hotel which is carried in the Statement of Financial Position on a depreciated cost basis in accordance with International Financial Reporting Standards rather than fair value. Equity proceeds is calculated as the property value, less debt principal, adjusted for the Company's share of joint venture properties and also for buyer deposits in the case of the Park Highlands land sales. Excludes selling costs and fees.

8

Park Highlands Land Sales Under Contract (1)

All of the Park Highlands land is under sales contract as of June 30, 2024. The sales are currently expected to close in October 2024, November 2024, and November 2025 and to generate proceeds of $151.6 million before selling costs & fees and after the Series C required paydowns.(1)

The sales will close out an incredibly profitable and timely investment by the Company, which had acquired the large acreage via joint venture deals in 2011 and 2013 at the depths of the housing bust and then subsequently bought out its joint venture partners. At the time of the partner buyouts in 2016, the Company's acquisition basis was just $68.4 million or $55K per estimated developable acre(2). Following is a history of the Park Highlands land sales, which sale proceeds are expected to total $492.3 million upon the final closing:

Parcels	Disposition Date	Acres	Sale Price (3)	Sale Price Per Acre (3)
Sales Closed:				
Park Highlands Village 3	May-17	101.62	17,415,876	171,382
Park Highlands Village 3 South	Feb-18	25.52	2,506,563	98,220
Park Highlands Village 4	Jul-18	82.97	19,268,850	232,239
Park Highlands West	Oct-18	15.27	3,500,000	229,208
Park Highlands Village 1 PH 1 & 2	Jun-21	192.74	54,079,093	280,581
Park Highlands Casino Site	Nov-22	66.86	52,086,511	779,038
Park Highlands Village 1 PH 3 First Closing	Feb-23	71.43	36,655,303	513,164
Park Highlands Village 1 PH 3 Second Closing	Oct-23	114.73	49,609,906	432,406
Total - Sales Closed as of Dec. 31, 2023		**671.14**	**235,122,102**	**350,332**
Sales Under Contract:				
Park Highlands Village 1 PH 4 (1)	Oct-24	122.13	62,117,226	508,616
Park Highlands Village 2 First Closing (2)	Nov-24	184.66	91,697,000	496,560
Park Highlands Village 2 Second Closing (2)	Nov-25	210.81	103,403,000	490,514
Total - Sales Under Contract		**517.60**	**257,217,226**	**496,942**
Total - Sales Closed & Under Contract		**1,188.74**	**492,339,328**	**414,169**


Northwest Village 1
Northeast Village 2
SOLD
UNDER CONTRACT, EST. CLOSINGS NOV. 2024 & NOV. 2025
UNDER CONTRACT, EST. CLOSING OCT. 2024
SOLD
SOLD
SOLD
SOLD
SOLD
Southwest Village 3
Southeast Village 4

(1) Of the approximately 517 developable acres owned as of June 30, 2024, (i) approximately 122 developable acres is under a sale contract according to which the Company holds a $9.5 million non-refundable deposit and the expected closing is in October 2024 and (ii) approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and according to which the expected closings are in November 2024 and November 2025.

(2) Equals (i) the Company's share of the joint venture purchase prices plus (ii) the joint venture partner buyout prices. Excludes acquisition costs and fees, land development and carrying costs, and other costs incurred since acquisition. Sales are contingent upon the satisfaction of certain conditions, including, among other things, the completion of due diligence period and the obtaining of required permits and entitlements from applicable municipal authorities regarding the Park Highlands' future developments. The Company assumes, in case the Sale Transaction will be finalized, based on data in its possession as of the date of this report, taking into consideration the value of the remaining properties pledged unto Series C Debentures Holders and the exchange rate, net cash flows projected to be generated by the Company following the closing of the Sale Transaction (both installments) are projected to total approximately USD 112 million, and this following transaction costs and expenses while taking into consideration the portion of the proceeds of the Sale Transaction which shall be retained in the Series C Debentures' Trust Account and/or the partial repayment of Series C Debentures to maintain compliance with the loan to collateral ratio on Series C Debentures, as noted in Section 6.1.1 (c) of Appendix 6.1 to the Deed of Trust.

(3) Equals the sale price, net of seller concessions including those related to infrastructure costs which can vary significantly by land parcel. Excludes selling costs and fees.

9

10 110 William Update 640,000 SF LEASE SIGNED FOR 20 YEAR TERM WITH AA CREDIT-RATED TENANT (JUNE 2023), DEBT & EQUITY RESTRUCTURED (JULY 2023)  Lease brings the building occupancy up to essentially 100%.  Lease was the largest office lease signed in the market, year-to-date, as of lease signing on June 27, 2023.  Tenant to take occupancy gradually (in phases of approximately 200,000 SF each), as tenant improvements are completed. CONSTRUCTION IS ON SCHEDULE  Tranche A is expected to be delivered in January 2025, Tranche B in February 2025, and Tranche C in July 2025 (marking “substantial completion of the work”). Full occupancy in second half of 2025 is in line with original schedule.

11 110 William Recapitalization Economics Waterfall Returns Summary Assumptions: Sale Date: 3/31/27 Mos. from Est. Restructure: 48 Est. Restructure Closing: 4/30/23 Tier 1 - IRR Threshold 10.0% Tier 1 - Pac-Oak Split 100.0% Tier 2 - IRR Threshold 15.0% Tier 2 - Pac-Oak Split 75.0% Tier 3 - Pac-Oak Split 60.0% Cap Rate: 4.75% Gross Sale Price: 597,156,374 Net Purchase Price: 573,137,414 Cap Rate 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Levered Cash Flows - Sale Proceeds: 257,853,962 Gross Sale Price 630,331,729 597,156,374 567,298,556 540,284,339 515,725,960 493,303,092 472,748,796 Levered Cash Flows - Cash Flows: 15,503,834 PSF 679 643 611 582 555 531 509 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Distributable Gross Receipts 273,357,796 Distributable Gross Receipts 305,313,956 273,357,796 244,597,252 218,575,808 194,919,949 173,321,122 153,522,196 Pac-Oak: Pac-Oak: 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Gross Receipts 235,331,989 Gross Receipts 255,704,041 235,331,989 216,997,142 199,831,523 182,089,629 165,890,508 151,041,314 % of Distr. Gross Receipts 86.1% % of Distr. Gross Receipts 83.8% 86.1% 88.7% 91.4% 93.4% 95.7% 98.4% Invested 104,500,000 Invested 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Profit 130,831,989 Profit 151,204,041 130,831,989 112,497,142 95,331,523 77,589,629 61,390,508 46,541,314 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% IRR: 25.7% IRR 28.31% 25.72% 23.18% 20.59% 17.67% 14.74% 11.77% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% MOIC: 2.25x MOIC 2.45x 2.25x 2.08x 1.91x 1.74x 1.59x 1.45x Invesco: Invesco: 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Gross Receipts 38,281,818 Gross Receipts 49,865,926 38,281,818 27,856,120 19,000,295 13,086,331 7,686,624 2,736,892 % of Distr. Gross Receipts 14.0% % of Distr. Gross Receipts 16.3% 14.0% 11.4% 8.7% 6.7% 4.4% 1.8% Invested 86,740,060 Invested 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 Profit (48,458,242) Profit (35,873,837) (47,457,945) (57,883,642) (66,739,467) (72,653,432) (78,053,139) (83,002,870) IRR: N/A IRR: N/A N/A N/A N/A N/A N/A N/A MOIC: N/A MOIC: N/A N/A N/A N/A N/A N/A N/A Sensitivity Table - Gross Returns based on Cap Rate Scenarios DCAS 32 5,431 31 10,969 30 11,410 29 13,954 28 15,522 27 15,533 26 15,479 25 17,499 24 17,530 23 17,604 22 17,677 21 19,064 20 32,982 19 35,400 18 35,798 17 35,848 16 37,500 15 36,855 14 37,554 13 39,347 12 28,849 11 35,988 10 40,176 09 39,835 08 40,275 07 40,375 06 40,252 05 40,234 04 40,179 03 40,140 02 38,872 2200 ACS 17,67 7 RSF 2500 ACS 17 ,499 RSF 1200 ACS 28 ,849 RSF 0900 ACS 39 ,835 RSF 0400 ACS 40,179 RSF 0300 ACS 40,140 RSF 0200 ACS 38,872 RSF 1100 ACS 35 ,988 RSF 1000 ACS 40 ,176 RSF 0800 ACS 40,275 RSF 0700 ACS 40,375 RSF 0600 ACS 40,252 RSF 0500 ACS 40,234 RSF 1700 ACS 35,848 RSF 1600 NEW YORK CITY DEPT OF EDUCATION 37,500 RSF 37,500 LSF LXD: 1/31/2035 1500 NEW YORK C ITY DEPT OF EDUCATION 36,855 RSF 36,854 LSF LXD: 1/31/2025 1400 NEW YORK C ITY DEPT. OF EDUCATION 10,618 RSF 10,520 LSF LXD: 1/1/2035 1410 ACS 4,579 RSF 1420 INDEPENDENT BUDGET OFFICE 10,927 RSF 8,503 LSF LXD: 8/10/2026 1430 ACS 11,430 RSF 11,484 LSF LXD: 6/22/2040 2600 ACS 15,479 RSF 2300 ACS 17 ,604 RSF 2100 ACS 19,06 4 RSF 2005 ACS 32,982 RSF 32,982 LSF LXD: 6/22/2040 2400 HARDIN, KUNDLA, MCKEON, POLETTO, P.A 5,911 RSF 5,876 LSF LXD: 4/30/2026 2401 EBIQUITY, INC 7,503 RSF 7,564 LSF LXD: 4/30/2026 2402 ANDREW VELEZ CONSTRUCTION, INC 4,116 RSF 4,091 LSF LXD: 7/31/2026 1900 PACIFIC COLLEGE OF ORIENTAL MEDICINE 35,400 RSF 34,455 LSF LXD: 7/31/2029 1800 BRAC USA 5,715 RSF 5,755 LSF LXD: 11/30/2024 1801 ACS 8,942 RSF 1802 INSURANCE INFORMATION INSTITUTE 7,792 RSF 7,836 LSF LXD: 5/31/2025 18 03 ACS 4,461 RSF 1810 AKELIUS REAL ESTATE MGT 8,888 RSF 8,854 LSF LXD: 12/31/2025 31 00 PERSUS TELECOM/GTT 10,969 RSF 10,969 LSF LXD: 10/31/2026 32 00 EP ENG 5,431 RSF 4,825 LSF LXD: 2/29/2024 3000 ACS 11,410 RSF 2800 ACS 15,522 RSF 2900 ACS 13,954 RSF 2700 ACS 15,533 RSF 1300 ACS 39 ,347 RSF 39,347 LSF LXD: 6/22/2040 ‘’’’’’’’’’’’’’’’9 ’’’’’’’’’’’’’’’’’’’’’

Debt by Rate Type, as of June 30, 2024[1]

Consolidated Debt

Rate Type	Principal Balance ($000's)[1]	% of Total	Effective Interest Rate[2]
Fixed-Rate Series B Bonds	$ 205,685	20.3%	3.93%
Fixed-Rate Series C Bonds	95,377	9.4%	9.00%
Fixed-Rate Series D Bonds	76,329	7.5%	9.50%
Fixed-Rate Secured Debt	216,814	21.3%	4.05%
Floating-Rate Hedged	143,189	14.1%	5.88%
Floating-Rate	278,294	27.4%	8.28%
Total	**$ 1,015,688**	**100.0%**	**6.32%**

72.6% of consolidated debt is fixed-rate debt or floating-rate debt that's hedged[3], limiting the Company's interest rate risk.

110 William Street Debt (Unconsolidated, Floating-Rate Hedged)

Rate Type	Principal Balance ($000's)[1]	% of Total	Effective Interest Rate[2]
Floating-Rate Senior Debt	$ 248,669	100.0%	7.37%

353 Sacramento Street Debt (Unconsolidated, Floating-Rate Hedged)

Rate Type	Principal Balance ($000's)[1]	% of Total	Effective Interest Rate[2]
Floating-Rate Hedged Senior Debt	$ 89,600	80.0%	5.39%
Floating-Rate Hedged Mezzanine Debt	22,400	20.0%	11.14%
Total	**$ 112,000**	**100.0%**	**6.54%**

PACIFIC OAK

(1) Principal balances are as of June 30, 2024, and thus do not reflect the Series D bond expansion which closed in August 2024. Principal balances are not adjusted for the Company's share, for the properties owned via joint ventures.
(2) Effective interest rates reflect the impact of any hedges, and are as of June 30, 2024
(3) Hedges are interest rate caps which expire upon the underlying debt maturities. At expiration, the Company can enter into a new rate hedge, which would reflect the economics and rate curve in the market at that time.

12

13 Debt by Property Type, as of June 30, 2024(1) Effective Interest Rate Loan-to-Value (LTV) % % of Total Principal Balance ($000’s)(1) Property Type 7.49%55.4%30.8%$ 313,054Office 4.90%53.5%29.8%303,178SFR & Apartments 8.84%59.9%2.2%22,065Hotel N/A0.0%0.0%-Land 6.31%43.3%62.8%$ 638,297Subtotal – Secured Debt 3.93%69.0%20.3%205,685Series B Bonds 9.00%69.0%9.4%95,377Series C Bonds 9.50%69.0%7.5%76,329Series D Bonds 6.32%69.0%100.0%$ 1,015,688Total – All Debt Consolidated Debt Unconsolidated Debt (assumes 100%) Effective Interest Rate Loan-to-Value (LTV) % % of Total Principal Balance ($000’s)(1) Property Type 7.37%61.0%68.9%$ 248,669110 William Street (Office) (100%) 6.54%114.1%31.1%112,000353 Sacramento Street (Office) (100%) 7.11%71.3%100.0%$ 360,669Subtotal – Secured Debt (100%) $ 272,742Company’s share of the unconsolidated Secured Debt 43.3% secured loan-to-value, for the consolidated debt. 63.0% net loan-to-value, for the consolidated debt.(2) (1) Principal balances are as of June 30, 2024, and thus do not reflect the Series D bond expansion which closed in August 2024. Principal balances are not adjusted for the Company’s share, for the properties owned via joint ventures. (2) Net loan-to-value ratio calculated as (i) total consolidated debt net of liquidity (total of cash and cash equivalents of $40.4 million, restricted cash of $39.0 million, and equity securities valued at $8.6 million), divided by (ii) total consolidated property value (investment properties plus property plant and equipment-hotels, net as reflected in the Statement of Financial Position). (3) Rates are partially offset with interest rate caps

Debt Maturities, as of June 30, 2024[(1)]

	Current Maturity	Fully Extended Maturity	Fully Extended Maturity Schedule (1)						
			2024	2025	2026	2027	2028	Thereafter	Total
Consolidated Office Debt:									
Madison Square (JV)	Oct-24	Oct-29	55	219	219	219	219	19,561	20,493
Georgia 400 Center (2)	Oct-24	Oct-24	39,966	-	-	-	-	-	39,966
Richardson (2), (3)	Apr-25	Apr-25	68	12,049	-	-	-	-	12,117
Crown Pointe	Apr-25	Apr-27	-	-	-	54,738	-	-	54,738
Lincoln Court	Aug-25	Aug-28	-	187	450	450	32,023	-	33,110
Eight & Nine Corporate Centre	Feb-26	Feb-29	-	-	20,000	-	-	-	20,000
BofA Portfolio Loan (4)	Sep-26	Sep-28	11,314	6,693	6,693	6,693	104,879	-	136,271
Subtotal			51,403	19,148	27,362	62,100	137,122	19,561	316,695
Unconsolidated Office Debt (at SOR Share):									
353 Sacramento (JV) (5)	Dec-24	Dec-26	-	-	61,600	-	-	-	61,600
110 William (JV) (6)	Jul-26	Jul-28	-	-	-	-	211,142	-	211,142
Subtotal			-	-	61,600	-	211,142	-	272,742
Consolidated Residential Debt:									
Lofts at NoHo (JV) (2)	Sep-24	Sep-24	68,451	-	-	-	-	-	68,451
Pacific Oak Residential Trust	Oct-25 to April-26	Oct-25 to April-26	-	34,967	161,354	-	-	-	196,321
BofA Portfolio Loan (4)	Sep-26	Sep-28	2,886	1,707	1,707	1,707	26,757	-	34,765
Subtotal			71,337	36,674	163,062	1,707	26,757	-	299,537
Other Debt:									
Queen & Crescent Hotel (JV) (2), (3)	Apr-25	Apr-25	61	22,005	-	-	-	-	22,065
Israeli Series B Bonds	Jan-25	Jan-26	-	102,843	102,843	-	-	-	205,685
Israeli Series C Bonds	Jun-26	Jun-26	-	-	95,377	-	-	-	95,377
Israeli Series D Bonds	Feb-27	Feb-29	-	-	-	25,443	25,443	25,443	76,329
Total - All Debt			**122,801**	**180,669**	**450,243**	**89,250**	**400,463**	**45,004**	**1,288,431**

(1) Using principal balances as of June 30, 2024, and thus do not reflect the Series D bond expansion which closed in August 2024. Assumes all contractual extension options are exercised. The extension options are subject to terms and conditions outlined in the loan documents, and there can be no guarantee that the debt will be extended to the fully extended maturity date.

(2) Fully extended maturity date is in next twelve months, and no further extension option exists. The Company expects to modify the debt terms, refinance, or sell the property prior to the maturity date. For Lofts at NoHo, the property is currently under contract and the sale is scheduled to close in September 2024. However, there can be no guarantee as to these outcomes.

(3) Richardson and Queen & Crescent Hotel loans are cross-collateralized, pursuant to the loan modifications in Q2 2024.

(4) Bank of America portfolio loan is cross-collateralized by Oakland City Center, The Marq, and Park Centre (offices) as well as 1180 Raymond (apartment). The table above reflects a hypothetical allocation of the debt balance and repayment schedule to (i) offices and (ii) residential, based on each property's relative value as of the loan origination date and for purposes of presenting the information by property type; in reality, the Bank of America portfolio loan documents do not contain any such allocation.

(5) As of June 30, 2024, the borrower is not in compliance with the terms of the loan agreement required to extend its maturity date, and therefore the borrower intends to take steps to refinance it by the final maturity date, or reach understandings with the existing lender on extension of the loan term under conditions different from those in the current loan agreement. In parallel to the said, the borrower in cooperation with the lender, is considering the possibility of selling the property. Notwithstanding the aforementioned, there is no certainty that the loan shall indeed be refinanced or that its maturity date be extended. The Company is at all times studying the benefits of proposals given to it by existing and potential lenders with regard to the refinancing and extension of existing loan, and will act in its best interests so that these proposals benefit the Company, considering the amounts on offer and the general terms of the loan.

(6) As part of the debt restructuring which closed in July 2023, the Company provided certain commitments to the lenders including a repayment guaranty and a capital commitment of $105.0 million. As of June 30, 2024, the outstanding amount to be paid under the capital commitment is $38.0 million.

PACIFIC OAK

14

Gross Profit by Property & Sector

Property Name	City, State	Property Type	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Annualized Q2 2024	Yr. Ending Q2 2024
			Gross Profit ($000's) [(1)]					
Richardson Office Portfolio	Richardson, TX	Office	$ 462	$ 149	$ 288	$ 106	$ 1,848	$ 1,492
Park Centre	Austin, TX	Office	376	440	462	446	1,502	1,866
Crown Pointe	Dunwoody, GA	Office	1,032	1,143	1,053	1,130	4,127	4,728
Marquette Plaza	Minneapolis, MN	Office	2,047	2,101	2,070	2,019	8,187	8,310
8 & 9 Corporate Centre	Nashville, TN	Office	1,519	1,412	1,554	1,346	6,074	5,600
Georgia 400 Center	Alpharetta, GA	Office	844	996	819	1,682	3,375	4,395
Lincoln Court	Campbell, CA	Office	504	537	716	616	2,016	2,917
Oakland City Center	Oakland, CA	Office	720	1,039	1,540	935	2,882	5,171
Madison Square (JV)	Phoenix, AZ	Office	175	266	(403)	(112)	700	(87)
		Subtotal - Consolidated Office	*7,678*	*8,081*	*8,099*	*8,168*	*30,711*	*34,391*
1180 Raymond	Newark, NJ	Apartment	1,257	1,270	1,172	1,229	5,029	4,689
Lofts at NoHo Commons (JV)	North Hollywood, CA	Apartment	1,255	1,311	1,183	1,287	5,022	5,009
		Subtotal - Apartment	*2,513*	*2,580*	*2,355*	*2,515*	*10,050*	*9,698*
Pacific Oak Residential Trust (PORT)	Various	Single-Family Rentals	3,474	4,174	2,322	4,556	13,897	16,253
		Subtotal - SFR	*3,474*	*4,174*	*2,322*	*4,556*	*13,897*	*16,253*
Q&C Hotel (JV)	New Orleans, LA	Hotel	397	911	811	(133)	1,587	2,209
		Subtotal - Hotel	*397*	*911*	*811*	*(133)*	*1,587*	*2,209*
110 William St. [(2)]	New York, NY	Office	317	(4)	1,194	(483)	1,267	3,171
353 Sacramento [(2)]	San Francisco, CA	Office	431	612	584	547	1,722	2,172
		Subtotal - Unconsolidated Office	*747*	*608*	*1,778*	*64*	*2,990*	*5,343*
Adjustments for Other Properties, Incl. Sold Properties			60	(264)	(892)	(861)	239	(2,623)
		Subtotal - All Properties	*14,868*	*16,091*	*14,473*	*14,310*	*59,474*	*65,271*
		Less: Minority Interest	(106)	(146)	2,734	68	(425)	3,171
		Grand Total (Before Adjustments)	***$ 14,762***	***$ 15,945***	***$ 17,207***	***$ 14,378***	***$ 59,049***	***$ 68,442***
		Pro Forma Adjustments:						
		(i) Adj. Q&C Hotel to Trailing Twelve Months [(3)]					559	-
		Grand Total (After Adjustments)					***$ 59,608***	***$ 68,442***

PACIFIC OAK

(1) Gross profit is measured for properties only, and excludes the dividend income from equity securities. Annualized regular dividend income currently expected from the equity securities is zero.
(2) Reflects the Company's interest in the joint ventures that own 110 William Street and 353 Sacramento, respectively. Rental income and expenses for these properties are included in equity in income (loss) of unconsolidated joint venture in the Company's consolidated statements of operations.
(3) Pro forma adjustment is made for the hotel because of the seasonal nature of its operations.

15

Portfolio Occupancy

Property Name	City, State	Property Type	Rentable Square Ft. June 30, 2024	June 30, 2024 Leased Occupancy % [1]	March 31, 2024 Leased Occupancy % [1]	Dec. 31, 2023 Leased Occupancy % [1]	Sep. 30, 2023 Leased Occupancy % [1]	Jun. 30, 2023 Leased Occupancy % [1]
Richardson Office Portfolio	Richardson, TX	Office	428,030	55.9%	55.9%	55.9%	64.5%	64.6%
Park Centre	Austin, TX	Office	205,096	54.8%	54.8%	54.8%	55.5%	58.5%
Crown Pointe	Dunwoody, GA	Office	509,792	62.6%	62.6%	62.6%	63.8%	63.8%
Marquette Plaza	Minneapolis, MN	Office	522,656	83.5%	83.5%	83.5%	90.2%	90.7%
8 & 9 Corporate Centre	Nashville, TN	Office	315,299	90.8%	90.8%	90.8%	90.3%	88.2%
Georgia 400 Center	Alpharetta, GA	Office	429,768	66.6%	66.6%	66.6%	68.3%	65.8%
Lincoln Court	Campbell, CA	Office	123,849	71.7%	71.7%	71.7%	70.1%	75.8%
Oakland City Center	Oakland, CA	Office	368,565	60.8%	60.8%	60.9%	61.3%	61.8%
Madison Square (JV)	Phoenix, AZ	Office	281,916	63.1%	63.1%	63.1%	48.6%	43.8%
		Subtotal - Consolidated Office	3,184,971	68.2%	68.2%	68.2%	69.5%	69.1%
1180 Raymond	Newark, NJ	Apartment	268,648	93.4%	97.5%	96.8%	92.7%	92.4%
Lofts at NoHo Commons (JV)	North Hollywood, CA	Apartment	224,755	89.4%	92.8%	94.5%	91.1%	92.1%
Subtotal		*Subtotal - Apartment*	493,403	91.6%	95.3%	95.8%	92.0%	92.3%
Pacific Oak Residential Trust (PORT)	Various	Single-Family Rentals	3,137,532	94.7%	94.0%	93.0%	94.5%	95.3%
		Subtotal - SFR	3,137,532	94.7%	94.0%	93.0%	94.5%	95.3%
110 William St. (Unconsolidated JV) [2]	New York, NY	Unconsolidated Office	928,157	100.0%	100.0%	100.0%	100.0%	100.0%
353 Sacramento Unconsolidated JV [2]	San Francisco, CA	Unconsolidated Office	284,751	47.0%	47.0%	47.0%	47.1%	47.3%
		Grand Total	**8,028,814**	**82.9%**	**82.9%**	**82.5%**	**83.4%**	**83.6%**

PACIFIC OAK

(1) Leased occupancy reflects actual leases signed, including leases that may not have commenced, as of the periods shown above.

(2) The Company owns a 74% and 55% interest, respectively, in the joint ventures that own 110 William Street and 353 Sacramento.

16

17 Assets Table, as of June 30, 2024 (1) Statement of Financial Position reflects these values for investment properties and investments in joint ventures, which are estimated fair values except for Q&C Hotel which is carried on a cost basis in accordance with International Financial Reporting Standards. (2) For further information and disclosures related to the debt, see slide 14.

18 Assets Table, as of June 30, 2024 (1) Statement of Financial Position reflects these values for investment properties and investments in joint ventures, which are estimated fair values except for Q&C Hotel which is carried on a cost basis in accordance with International Financial Reporting Standards. (2) For further information and disclosures related to the debt, see slide 14.

19 Assets Table, as of June 30, 2024 (1) Statement of Financial Position reflects these values for investment properties and investments in joint ventures, which are estimated fair values except for Q&C Hotel which is carried on a cost basis in accordance with International Financial Reporting Standards. (2) For further information and disclosures related to the debt, see slide 14. June 30, 2024 Shares Owned June 30, 2024 Market Value Keppel-Pacific Oak US REIT (SGX Ticker: CMOU) 64,165,352 8,598,157$ Per Share 0.13 Equity Securities, as of June 30, 2024

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